As filed with the Securities and Exchange Commission on March 11, 2009


Securities Act File No. 33-46973
Investment Company Act File No. 811-6625

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 F O R M  N-1A


           Registration Statement Under the Securities Act of 1933    [X]
                       Pre-Effective Amendment No. __                 [ ]


                       Post-Effective Amendment No. 61                [X]


                                       and
Registration Statement Under the Investment Company Act of 1940


                                          Amendment No. 62            [X]


                       THE PAYDEN & RYGEL INVESTMENT GROUP
                        (formerly P & R Investment Trust)
               (Exact Name of Registrant as Specified in Charter)

                       333 South Grand Avenue, 32nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)
                                 (213) 625-1900
              (Registrant's Telephone Number, Including Area Code)

                            Edward S. Garlock, Esq.
                       333 South Grand Avenue, 32nd Floor
                          Los Angeles, California 90071
                                 (213) 625-1900
                     (Name and Address of Agent for Service)

                        Copy to: Arthur L. Zwickel, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                515 S. Flower St., Los Angeles, California 90071

                  Approximate Date of Proposed Public Offering:
                As soon as practicable following effective date.

             It is proposed that this filing will become effective:



        [ ]    Immediately upon filing pursuant to paragraph (b)


        [ ]    On (date) pursuant to paragraph (b)


        [X]    60 days after filing pursuant to paragraph (a)(1)


        [ ]    On (date) pursuant to paragraph (a)(1)

        [ ]    75 days after filing pursuant to paragraph (a)(2)

        [ ]    On (date) pursuant to paragraph (a)(2), of Rule 485.

        [ ] This post-effective amendment designates a new effective Date for a previously filed post-effective amendment.

      Title of Securities being registered: Shares of Beneficial Interest

[PAYDEN LOGO]

PROSPECTUS


_________, 2009



Payden/Kravitz Cash Balance Plan Fund (Retirement Class)


The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[PAYDEN LOGO]

TABLE OF CONTENTS


PAYDEN/KRAVITZ CASH BALANCE PLAN FUND

(Retirement Class)

>> OVERVIEW OF THE FUND                                                 4

Investment Objective                                                    4
Principal Investment Strategies                                         4
Principal Investment Risks                                              4
Past Fund Performance                                                   5
Fees and Expenses                                                       5

>> MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS    6

>> MANAGEMENT OF THE FUND                                              10

>> SHAREHOLDER INFORMATION                                             11

Pricing of Fund Shares: Net Asset Value                                11
How to Purchase Shares                                                 11
How to Redeem Shares                                                   13
Market Timing Activities                                               14
Dividends, Distributions and Taxes                                     14
General Information                                                    15

Appendix A: Description of Ratings                                     16
Appendix B: Privacy Notice                                             20

4                       OVERVIEW OF THE FUND                 Payden Mutual Funds

      This Prospectus provides information about the Payden/Kravitz Cash Balance Plan Fund (the "Fund"). The Fund is designed for investment by cash balance pension plans.

      CASH BALANCE PENSION PLANS are defined benefit plans (i.e., pension plans that provide specific benefits at retirement for each eligible participant) that define promised benefits in terms of stated account balances. A cash balance plan specifies the amount of contribution to be credited to each plan participant, and further provides that each plan participant's account will be credited with a specified rate of interest (the "interest credit"), which is not dependent on the plan's investment performance.

      However, by law, the interest credit cannot exceed a "market rate of return," and the market rate of return is determined by reference to the rate of return on one of several securities, or group of securities, identified by Internal Revenue Service regulation, which also provides how to calculate the market rate of return. At the beginning of each year, the plan calculates the market rate of return for the designated reference security or group of securities, and the interest credit for that calendar year is then set at a rate that does not exceed the referenced market rate of return. This then becomes the target rate of return for the plan's investments. All plan assets are invested together so that there are no individual investment choices by plan participants.

      If a plan's investment earnings exceed the plan's interest credit, the plan uses the excess earnings to reduce future employer contributions. Conversely, if a plan's investment earnings are less than the interest credit, then future employer contributions are increased; however, the shortfall is typically allocated over five years.

      The Fund has adopted as its reference market rate of return the rate of return most widely selected by cash balance pension plans, the yield on the 30-year U.S. Treasury bond.

INVESTMENT OBJECTIVE:

      The Fund seeks income and total returns consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

- The Fund is designed as an investment vehicle for cash balance pension plans. The Fund seeks to earn a total return, net of fees and expenses, that is equivalent to the interest crediting rate established by the Internal Revenue Service for cash balance pension plans using the 30-year U.S. Treasury bond. The Fund seeks to earn this rate each calendar year.

- The Fund invests in a wide variety of debt instruments and income-producing securities. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) dividend-paying convertible stock; (4) convertible bonds and preferred stock; (5) real estate investment trusts and (6) municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which may, or may not, be exempt from Federal income tax.

- The Fund may invest up to 35% of its total assets in securities rated below investment grade (commonly called "junk bonds"), or in securities that the Fund's investment adviser determines to be of comparable quality. Investment grade debt securities are rated within the four highest grades by at least one of the major ratings agencies such as Standard & Poor's (at least BBB-), Moody's (at least Baa3) or Fitch (at least BBB-), or that the Fund's investment adviser determines to be of comparable quality. Further information regarding credit ratings is set forth in Appendix A.

- The Fund may invest up to 40% of its total assets in securities issued by governments, agencies and instrumentalities of emerging markets countries, and other issuers organized or headquartered in emerging markets countries.

- The Fund invests in debt securities of any maturity and there is no limit on the Fund's maximum average portfolio maturity.

- The Fund invests in debt securities payable in U.S. dollars and foreign currencies. The Fund may hedge this foreign currency exposure to the U.S. dollar.

- The Fund may invest up to 50% of its total assets in equity securities of publicly traded U.S. companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 3,000 U.S. companies ranked by market capitalization (total market price of outstanding equity securities).

- While the Fund's equity investments will be comprised principally of equity securities of U.S. companies, the Fund may also invest its assets in equity securities of foreign companies, including companies in emerging markets. As with U.S. companies, the Fund seeks to invest in foreign companies that are financially strong, well-established and world leaders in their industries.

- The Fund may invest in derivative instruments, such as options contracts, futures contracts and swap agreements, to efficiently add specific sector, country, interest rate or style exposure to the Fund.

PRINCIPAL INVESTMENT RISKS:

- To the extent that the Fund invests in debt securities, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as

Prospectus              OVERVIEW OF THE FUND                                   5

      its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

- Below investment grade debt securities (commonly called "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

- Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Fluctuations in foreign currency exchange rates may also adversely affect the value of foreign debt securities in which the Fund has invested.

- Investing in equity securities poses certain risks, including a sudden decline in a holding's share price, or an overall decline in the stock market. The value of the Fund's investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of the individual companies whose equity securities the Fund owns.

- As indicated above, even though the Fund may use derivative instruments as a hedging mechanism, these instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For further information, please see the disclosure on Derivative Instruments in the "More About Strategies, Risks and Disclosure of Portfolio Holdings"
      section in this Prospectus.

PAST FUND PERFORMANCE:

      Performance information for the Fund has not been presented because the Fund has not been in operation for a full calendar year as of the date of this Prospectus. The Fund commenced operations on September 22, 2008.

FEES AND EXPENSES:

      The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not have any front-end or deferred sales loads and does not charge you a fee for reinvesting dividends.


SHAREHOLDER FEES (fees paid directly from your investment)               0.00%
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
   Management Fee                                                        1.10%
   Other Expenses (1)                                                    0.90%
   Distribution (12b-1)                                                  0.50%
   Acquired Fund Fees and Expenses (2)                                   0.06%
TOTAL ANNUAL FUND OPERATING EXPENSES (3)                                 2.56%
   Fee Waiver or Expense Reimbursement (4)                               0.75%
NET ANNUAL FUND OPERATING EXPENSES                                       1.81%



(1) "Other Expenses" are based upon estimated amounts for the current fiscal year since there were no Retirement Class shares issued during the Fund's previous fiscal year.



(2) This amount represents the fees and expenses incurred indirectly by the Fund through its investments in other investment companies during the prior fiscal year.



(3) The Fund's investment adviser has contractually agreed that for so long as it is the investment adviser to the Fund, direct Total Annual Fund Operating Expenses (exclusive of Acquired Fund Fees and Expenses, interest and taxes) will not exceed 2.50% (the "Expense Guarantee").






(4) The Fund's investment adviser has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that direct Net Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 1.75%. This Agreement has a one-year term ending February 27, 2010; it may be renewed and may be amended by approval of a majority of the Fund's Board of Trustees.


Example of Fund Expenses: This example will help you compare the cost of investing in the Fund with the cost of investing in offer mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (a) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Net Annual Fund Operating Expenses for the 1-year period, or Total Annual Fund Operating Expenses for the 3-year period. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


1 YEAR  3 YEARS  5 YEARS  10 YEARS
------  -------  -------  --------
$ 184   $ 725    $ 1,293  $ 2,839

6                          MORE ABOUT STRATEGIES, RISKS      Payden Mutual Funds
                       AND DISCLOSURE OF PORTFOLIO HOLDINGS

      This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to the Fund, as well as the policies on the disclosure of the Fund's portfolio holdings.

U.S. GOVERNMENT AND AGENCY SECURITIES

      The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, the Fund may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as "GSEs." The Fund primarily invests in securities issued by one or more of the following GSEs:

      - The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

      - Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Fund. These securities are not backed by the full faith and credit of the U.S. Government. However, each of FNMA and FHLMC currently has access to a line of credit with the U.S. Treasury.

            As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

      - The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government. However, similar to FNMA and FHLMC, FHLB has access to a line of credit with the U.S. Treasury.

      - The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

      The Fund may invest in below investment grade debt obligations (commonly called "junk bonds"). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB- ), Moody's (at least Baa3) or Fitch (at least BBB- ), or are securities determined by the Fund's investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS

      The Fund may invest in securities of foreign issuers ("foreign securities"). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than transactions in U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

      Changes in foreign exchange rates may adversely affect the value of the Fund's securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

      The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by segregation with the Fund's custodian of cash, U.S. Government securities or offer debt obligations and are marked-to-market daily.

EMERGING MARKETS

      The Fund may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries,

Prospectus                   MORE ABOUT STRATEGIES, RISKS                      7
                        AND DISCLOSURE OF PORTFOLIO HOLDINGS

and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and offer similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITORY RECEIPTS

      The Fund may invest in depository receipts. American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in currencies different from those of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DERIVATIVE INSTRUMENTS

      The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and offer derivative instruments that the Fund may use are described under "Derivative Instruments" in the section on "Investment Strategies/Techniques and Related Risks" in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund's Internet site at payden.com.

      The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

      Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

      Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

      Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

      Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the Fund's investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain off setting positions, to cover its obligations under derivative instruments.

      Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund's investment adviser may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

      Market and Offer Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If the Fund's investment adviser incorrectly forecasts the values of securities, currencies or interest rates or offer economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off setting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain off setting positions or asset coverage in connection with certain derivatives transactions.

      Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often

8                           MORE ABOUT STRATEGIES, RISKS     Payden Mutual Funds
                        AND DISCLOSURE OF PORTFOLIO HOLDINGS

valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

MORTGAGE-BACKED SECURITIES

      The Fund may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. On the credit side, the market's perception of the creditworthiness of the federal agency or private entity issuing the obligation, or of the credit quality of the underlying assets, for example the sub-prime segment of the mortgage-backed securities market, may have a negative impact on the value of the obligation. Further, certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An investment in the lower classes of a commercial mortgage-backed security with several classes will have greater risks than an investment in the higher classes, including greater interest rate, credit and prepayment risks. With respect to prepayment risk, payments made on the underlying mortgages and passed through to the Fund represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED RECEIVABLES

      The Fund may invest in U.S. and foreign asset-backed receivables, which represent undivided fractional interests in trusts with assets consisting of the pools of loans such as motor vehicle retail installment sales contracts or credit card receivables. On the credit side, the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. With respect to prepayment risk, payments by these securities are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require the Fund to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

INFLATION-INDEXED SECURITIES

      The Fund may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation -- a rise in the general price level. Inflation-indexed securities are designed to provide a "real rate of return" -- a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor's portfolio. This adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and the Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in "real" interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

EXCHANGE-TRADED FUNDS

      The Fund may invest in exchange-traded funds ("ETFs") subject to limitations in amount set forth in regulations under the Investment Company Act of 1940. These limitations are described under "Investments in Exchange-Traded Funds" in the section on "Investment Strategies/Techniques and Related Risks" in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund's Internet site at payden.com.

      ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Goldman Sachs corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. ETF shares may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or offer reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

REAL ESTATE COMPANIES

      The Fund may invest in equity securities issued by real estate companies, which the Fund defines as companies that (A) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (B) have at least 50% of their assets in such real estate. Real estate equity securities can consist of
(1) common stocks, including shares of real estate investment trusts ("REITs," which are a type of U.S. real estate company) or shares of similar U.S. or non-U.S. REIT-like entities; (2) rights or warrants to purchase common stocks;
(3) securities convertible into common stocks where the conversion feature represents a significant element of the securities' value; and (4) preferred stocks.

      REITs. A REIT is a type of U.S. real estate company that pools investors' funds to own, and usually operate, income-producing real estate, or to invest in real estate related loans or interests. REITs are not subject to U.S. corporate income tax, provided they comply with a number of tax

Prospectus                  MORE ABOUT STRATEGIES, RISKS                       9
                        AND DISCLOSURE OF PORTFOLIO HOLDINGS

requirements, including the annual distribution to stockholders of at least 90% of their net income. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

      Although the Fund will not invest in real estate directly, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include, but are not limited to, declines in the value of real estate, risks related to general local and economic conditions, possible lack of availability of mortgage funds, overbuilding, extended property vacancies, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

      In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986 or to maintain their exemptions from registration under the Investment Company Act of 1940. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

      Non-U.S. Real Estate Companies. Non-U.S. real estate companies may have characteristics that are similar to those of REITs, as a number of countries have approved, or are considering approving, the establishment of REIT-like entities which would not be subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.

DELAYED DELIVERY TRANSACTIONS

      The Fund may engage in delayed delivery transactions. These transactions involve the Fund's commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash, U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

TEMPORARY DEFENSIVE MEASURES

      During times when the Fund's investment adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

      The Fund's annual turnover rate indicates changes in its portfolio investments. The Fund's investment adviser will sell a security when appropriate and consistent with the Fund's investment objective and policies, regardless of the effect on the Fund's portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Finally, portfolio turnover may be higher initially for a new fund. In the case of the Fund, it is expected that the turnover rate may be approximately 100% in the first year of its operations.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

      The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading "Disclosure of Fund Portfolio Holdings" in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund's Internet site at payden.com.

OTHER INVESTMENTS AND TECHNIQUES

      The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

10                        MANAGEMENT OF THE FUND             Payden Mutual Funds

      Payden/KDS Investment Advisers LLC ("Payden/KDS"), located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Payden/KDS, which was founded in 2008 for the initial purpose of providing investment management services to the Fund, is a joint venture between Payden & Rygel ("Payden") and Kravitz Investment Services, Inc. ("Kravitz"). Payden is an investment counseling fi rm founded in 1983, and currently has approximately $45 billion of assets under management. Kravitz is an investment counseling fi rm founded in 2005, and currently has approximately $1.2 billion of assets under management. Kravitz focuses on the cash balance pension plan segment of the market.

      Chief Investment Officer. Brian Matthews serves as Chief Investment Officer of Payden/KDS. Mr. Matthews, Chartered Financial Analyst ("CFA"), is a Managing Principal of Payden, which he joined in 1986. He has 27 years experience in the investment management business.

      Portfolio Managers. Mr. Matthews, Scott Weiner and Daniel Kravitz serve as portfolio managers for the Fund. Mr. Weiner, is a Managing Principal of Payden, which he joined in 1993. He has 25 years experience in the investment management business. Mr. Kravitz is President of Kravitz, which he founded in 2005. He has 14 years experience in the retirement plan business with an affiliate of Kravitz, Kravitz,Inc., of which he has been president since 2004. Together, they have overall responsibility for the Fund's investments, including portfolio construction, security selection and risk assessment. The Statement of Additional Information under the section entitled "Portfolio Managers" provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the ownership by the portfolio managers of shares in the Fund.


      The Investment Advisory Agreement provides that Payden/KDS receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. As indicated under the "Fees and Expenses" section above, Payden/KDS has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (exclusive of interest and taxes) of the Fund will not exceed the percentage indicated of the Fund's average daily net assets on an annualized basis. Further, Payden/KDS has also contractually agreed to temporarily limit the Fund's Net Annual Fund Operating Expenses (exclusive of interest and taxes) to the percentage indicated of the Fund's daily net assets on an annualized basis. This Agreement has an initial term ending February 27, 2010; it may be renewed and may be amended by approval of a majority of the Board of Trustees of The Payden & Rygel Investment Group (the "P&R Trust").


      The Fund remains liable to Payden/KDS for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund's annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended October 31, 2008, Payden/KDS did not receive a fee from the Fund because of the expenses it subsidized for the Fund.

      A discussion regarding the basis for the approval by the P&R Trust's Board of Trustees of the Investment Advisory Agreement for the Fund is available in the Fund's Annual Report for the fiscal period ended October 31, 2008, under the heading "Approval of Investment Advisory Agreement." The Annual Report is available, free of charge, on the Fund's Internet site at payden.com.

Prospectus                  SHAREHOLDER INFORMATION                          11

PRICING OF FUND SHARES: NET ASSET VALUE

      The net asset value per share of each class of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund attributable to the class by the number of shares outstanding in that class and rounding to the nearest penny.

FIXED INCOME SECURITIES. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

EQUITY SECURITIES. Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

DERIVATIVES. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange-traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

FAIR VALUE PRICING. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer's industry.

      Fair value pricing may occur when (1) developments occur that will affect the value of the Fund's holdings ("significant events"), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

      With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund's net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the P&R Trust's Board of Trustees determine based on the facts available (1) if the issuer's securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

      With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the Fund's broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market,
(2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

      Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

      You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under "Initial Investment." You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund's transfer agent (the "Transfer Agent") is required by law to obtain certain personal information from you (or a person authorized to act on your behalf ) in order to verify your (or such person's) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf ), or believes it has identified potentially criminal activity,

12                       SHAREHOLDER INFORMATION             Payden Mutual Funds

the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler's checks, credit card checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk.

      To open a tax-sheltered retirement plan, such as an individual retirement account ("IRA"), you must complete special application forms. Please be sure to ask for an IRA information kit.

MINIMUM INVESTMENTS

      The minimum initial investment is $25,000, and there is no minimum on subsequent investments. The minimum initial investment may be reduced for investments that meet certain standards.

BY CHECK

1. Complete the appropriate New Account Application that is applicable to the Fund.

2. Make the check payable to the "Payden Funds" and mail the check along with the appropriate application, to:

            Payden Mutual Funds
            P.O. Box 1611
            Milwaukee, WI 53201-1611

BY FEDERAL FUNDS WIRE

1. Complete the appropriate New Account Application that is applicable to the Fund and mail it to:

            Payden Mutual Funds
            P.O. Box 1611
            Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

      PAYDEN FUNDS:

            UMB Bank, N.A.
            1010 Grand Blvd.
            Kansas City, MO 64106
            ABA 101000695
            DDA 9871063062
            A/C #115762 Mutual Funds #6630
            Credit to: Payden Funds

            For further credit to: Investor Mutual Fund Account Number
                        Name or Account Registration
                        Social Security Number or Tax Identification Number Payden/Kravitz Cash Balance Plan Fund

3.    Please call 1-800-572-9336 to advise of any purchases by wire.

      Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.

      The Fund is "open for business" on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund may change on days when you cannot purchase or redeem such shares if a significant portion of the Fund's portfolio assets are listed on foreign exchanges that trade on weekends or other days when the Fund is not open for business.

ADDITIONAL INVESTMENTS. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System ("ACH") (by calling 1-800-572-9336 or via the Fund's Internet site at payden.com using the Account Access function under Mutual Funds (user registration required)), or (c) by calling 1-800-572-9336, and wiring funds to the Transfer Agent as described above.

PURCHASES THROUGH BROKERS. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder's purchase order will be priced based on the Fund's net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional

Prospectus                      SHAREHOLDER INFORMATION                       13

conditions may apply.

SHAREHOLDER SERVICING PLAN. The Board of Trustees has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund's average daily net assets invested through the intermediary.


RULE 12B-1 DISTRIBUTION PLAN. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Retirement Class to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Fund's distributor and other for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.50% of the average daily net assets of the Retirement Class of the Fund. As indicated in the table in the "Fees and Expenses" discussion for the Fund, this fee is included in the Total Annual Fund Operating Expenses for the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more then paying other types of sales charges.


OTHER PURCHASE INFORMATION. The Fund issues full and fractional shares, but does not issue certificates. The Fund may not be available in all jurisdictions. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

MEDALLION SIGNATURE GUARANTEE -- ACCOUNT CHANGES AND REDEMPTIONS.

      A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:

      Account Changes (You must use the Account Privileges Change Form).

      -     To add bank information to an existing account.

      -     To change your existing bank account of record.

      -     To add telephone privileges.

      - To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

      -     To change registered account holders.

      Account Redemptions.

      - To request a redemption in excess of $100,000, which must be in writing.

      - To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

      - To request redemption proceeds to be mailed to an address other than the address of record.

      - To request redemption proceeds to be mailed to a person other than the record owner of the shares.

      -     To request a redemption within 30 days of an address change.

      - On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

      - Certain transactions on accounts involving executors, administrators, trustees or guardians.

      The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

      How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES

      The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares on days when the Fund is open for business by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund's Internet site, at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. The Fund does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

      Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Fund's Internet site, at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days

14                      SHAREHOLDER INFORMATION              Payden Mutual Funds

after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

      One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder's redemption order will be priced based on the Fund's net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

      The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

      The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.

MARKET TIMING ACTIVITIES

      Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund's investment program and increased operating expenses, particularly brokerage and other administrative costs. When the Fund invests in overseas markets, there may be risks associated with time-zone arbitrage.

      As a result, the Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders. The Fund's administrator (the "Administrator") identifies frequent trading by examining the number of "round trips," i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading is based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund's operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

      The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund's shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Funds declare declares and distributes dividends to shareholders monthly.

      The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

      Unless you are exempt from taxation, dividends paid by the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income would be taxable as ordinary income. The Fund may incur foreign income taxes in connection with some of its foreign investments, and may credit certain of these taxes to you. Your sale of the Fund's shares is a taxable event and may result in a capital gain or loss.

      Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

Prospectus              SHAREHOLDER INFORMATION                               15

      Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

GENERAL INFORMATION

HOUSEHOLD DELIVERY OF PROSPECTUS AND REPORTS. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

PRIVACY NOTICE. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Privacy Notice applicable to the Fund.

SHAREHOLDER INQUIRIES. For information, call 1-800-572-9336, visit the Fund's Internet site, at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI53201-1611.

16                        APPENDIX A                         Payden Mutual Funds

DESCRIPTION OF RATINGS

      The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS -- GENERAL SECURITIES

      The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.

      The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

      A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

      AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

Prospectus                             APPENDIX A                             17

      A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

      BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

      BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

      B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      CC: An obligation rated CC is currently highly vulnerable to nonpayment.

      C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

      D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

      r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

      BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

      B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

      CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

      C: Bonds are in imminent default in payment of interest or principal.

      DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued

18                              APPENDIX A                   Payden Mutual Funds
on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

CREDIT RATINGS -- MUNICIPAL SECURITIES AND COMMERCIAL PAPER
MOODY'S INVESTORS SERVICE, INC.

      The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

      Moody's ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the "Bonds" section of the Moody's descriptions.

      Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

      A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

MUNICIPAL BOND RATINGS

      AAA -- Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

      General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

      Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

      AA -- High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality

Prospectus                        APPENDIX A                                  19
issues. Bonds rated AA have the second strongest capacity for payment of debt service.

      A -- Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

      General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

      Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

      Rating Refinements: Standard & Poor's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

      Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

      A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to offer obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

      F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

20                               APPENDIX B                  Payden Mutual Funds

PRIVACY NOTICE

      The Fund respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

COLLECTION OF INFORMATION

      To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

      -     The Fund application, or other forms;

      - Oral conversations or written correspondence between you and our representatives;

      -     Your transactions with us; and

      -     Electronic sources, such as our Internet site, or E-Mails.

INTERNAL ACCESS TO INFORMATION AND SAFEGUARDS

      We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

DISCLOSURE OF INFORMATION TO THIRD PARTIES

      WE DO NOT DISCLOSE ANY NONPUBLIC PERSONAL AND ACCOUNT INFORMATION ABOUT OUR CUSTOMERS, OR FORMER CUSTOMERS, TO ANYONE, EXCEPT AS PERMITTED BY LAW.

      In this regard, we may disclose such information to our affiliates, including the Fund's investment adviser, Payden/KDS; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to offers, as required by law or to prevent fraud.

22                                                           Payden Mutual Funds

                               INVESTMENT ADVISER
                       Payden/KDS Investment Advisers LLC
                             333 South Grand Avenue
                         Los Angeles, California 90071

                                  ADMINISTRATOR
                               Treasury Plus, Inc.
                             333 South Grand Avenue
                         Los Angeles, California 90071

                                   DISTRIBUTOR
                           Payden & Rygel Distributors
                             333 South Grand Avenue
                         Los Angeles, California 90071

                                    CUSTODIAN
                           The Bank of New York Mellon
                                One Boston Place
                          Boston, Massachusetts 02109

                                 TRANSFER AGENT
                             UMB Fund Services, Inc.
                       803 West Michigan Street, Suite A
                           Milwaukee, Wisconsin 53233

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Deloitte & Touche LLP
                             111 South Wacker Drive
                            Chicago, Illinois 60606

                                     COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                       515 South Flower Street, 25th Floor
                         Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Fund will contain detailed information on the Fund's investments. The Annual Report will include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of the Annual and Semi-Annual Reports for the Fund, and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

      Payden Mutual Funds
      P.O. Box 1611
      Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund's Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

                                 [PAYDEN LOGO]

              333 South Grand Avenue Los Angeles, California 90071
                                 (800) 572-9336

                       THE PAYDEN & RYGEL INVESTMENT GROUP

                     Payden/Kravitz Cash Balance Plan Fund


                               Institutional Class
                                  Adviser Class
                                Retirement Class


                             333 South Grand Avenue
                          Los Angeles, California 90071
                                 1-800-572-9336

                       STATEMENT OF ADDITIONAL INFORMATION


             February 27, 2009, as supplemented on __________, 2009



The Payden & Rygel Investment Group (the "P&R Trust") is a professionally managed, open-end management investment company with twenty-one funds available for investment, including the Payden/Kravitz Cash Balance Plan Fund (the "Fund"). This Statement of Additional Information ("SAI") contains information about the Fund. This SAI contains information in addition to that set forth in the prospectuses for the Institutional Class (prospectus dated February 27, 2009), Adviser Class (prospectus dated February 27, 2009) and Retirement Class (prospectus dated __________, 2009) of the Fund (collectively, the "Prospectuses"). The SAI is not a prospectus and should be read in conjunction with the Prospectuses. In addition, the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2008 is incorporated by reference into this SAI. You may order copies of the Prospectuses and the Annual Report without charge at the address or telephone number listed above.

                                TABLE OF CONTENTS

THE P&R TRUST.........................................................    3
FUNDAMENTAL AND OPERATING POLICIES....................................    3
INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS....................    6
DISCLOSURE OF FUND PORTFOLIO HOLDINGS ................................   32
MANAGEMENT OF THE P&R TRUST...........................................   33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..................   38
INVESTMENT ADVISORY AND OTHER SERVICES ...............................   40
PORTFOLIO MANAGERS ...................................................   45
PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION AND OTHER PRACTICES ....   48
PURCHASES AND REDEMPTIONS ............................................   49
TAXATION .............................................................   50
FUND PERFORMANCE .....................................................   54
OTHER INFORMATION ....................................................   56

                                 THE P&R TRUST

The Payden & Rygel Investment Group (the "P&R Trust") was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The P&R Trust currently offers shares of twenty-one funds, including the Fund. Payden/KDS Investment Advisers LLC is the investment adviser to the Fund and may be referred to herein as "Payden/KDS" or the investment adviser.

                       FUNDAMENTAL AND OPERATING POLICIES

The Fund's investment objective is fundamental and may not be changed without shareholder approval, as described in the "Voting" discussion in the "Other Information" section in this SAI. Any policy that is not specified in the Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for the Fund (the "Fund's Board") determines that the Fund's investment objective may best be achieved by changing a non-fundamental policy, the Fund's Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.

FUNDAMENTAL POLICIES

As a matter of fundamental policy:

(1) BORROWING. The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund.

(2) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts, except that the Fund (i) may enter into financial and currency futures contracts and options on such futures contracts, (ii) may enter into forward foreign currency exchange contracts (the Fund does not consider such contracts to be commodities), and (iii) may invest in instruments which have the characteristics of both futures contracts and securities.

(3) LOANS. The Fund may not make loans, except that the Fund (i) may purchase money market securities and enter into repurchase agreements, (ii) may acquire bonds, debentures, notes and other debt securities, and (iii) may lend portfolio securities in an amount not to exceed 30% of its total assets (with the value of all loan collateral being "marked to market" daily at no less than 100% of the loan amount).

(4) MARGIN. The Fund may not purchase securities on margin, except that the Fund may (i) use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. The Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund's total assets valued at market at the time of the borrowing.

(6) ASSETS INVESTED IN ANY ISSUER. The Fund may not purchase a security if, as a result, with respect to 50% of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(7) SHARE OWNERSHIP OF ANY ISSUER. The Fund may not purchase a security if, as a result, with respect to 50% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(8) REAL ESTATE. The Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.

(9) SHORT SALES. The Fund may not effect short sales of securities.

(10) UNDERWRITING. The Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

(11) SENIOR SECURITIES. The Fund may not issue "senior securities" (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission.

OPERATING POLICIES

As a matter of non-fundamental operating policy:

(1) CONTROL OF PORTFOLIO COMPANIES. The Fund may not invest in companies for the purpose of exercising management or control.

(2) ILLIQUID SECURITIES. The Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.

(3) OIL AND GAS PROGRAMS. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.

               INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS
The investment objectives and general investment policies of the Fund are described in the Prospectuses. Additional information concerning investment strategies/techniques and the characteristics of the Fund's investments, as well as related risks, is set forth below.
The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

FUND DIVERSIFICATION

The Fund is classified as a "non-diversified" fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the investment adviser may from time to time invest a large percentage of the

Fund's assets in securities of a limited number of issuers, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter,
(i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

FIXED INCOME SECURITIES

U.S. Treasury Obligations

U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. Government Agency Securities

U.S. Government Agency securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury. These securities may have maturities from one day to 30 years, are generally not callable and normally have interest rates that are fixed for the life of the security.

Inflation-Indexed Securities

Inflation-indexed fixed income securities are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, the Fund may invest in U.S. Treasury Inflation Protected Securities (TIPS). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (CPI)). The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Foreign Government Obligations

Foreign government obligations are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Bank Obligations

Bank obligations include certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.

Corporate Debt Securities

Investments in U.S. dollar denominated securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum rating criteria set forth in the Prospectus. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Fund's investment adviser will also monitor issuers of such securities.

High Yield Bonds

Below investment grade debt securities, commonly referred to as "high yield bonds" or "junk bonds" are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated securities. High yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable high yield securities or requiring federally insured savings and loan institutions to reduce their holdings of taxable high yield securities have had and may continue to have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the Fund's limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

If the Fund purchases mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "sub-prime" mortgages. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is a wholly owned United State Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.
As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Fund's investment adviser determines that the securities meet the Fund's quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Although the market for mortgage pass-through securities has become increasingly liquid over time, securities issued by certain private organizations may not be readily marketable, or general market conditions at any point in time may affect the marketability of such securities. As a matter of operating policy, the Fund will not purchase mortgage-related securities which in the investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired. Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's investment adviser determines that the securities meet the Fund's quality standards.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Other Mortgage-Related Securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be equity or debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Other Asset-Backed Receivables

Other asset-backed securities, unrelated to mortgage loans, are now being offered to investors. For example, asset-backed securities include, but are not limited to, Certificates for Automobile Receivables ("CARSsm") and credit card receivable securities. CARSsm represent undivided fractional interests in a trust with assets consisting of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing these contracts. In addition to the general risks pertaining to all asset-backed securities, CARSsm are subject to the risks of delayed payments or losses if the full amounts due on underlying sales contracts are not realized by the trust due to unanticipated legal or administrative costs of enforcing the contracts, or due to depreciation, damage or loss of the vehicles securing the contracts. Credit card receivable securities are backed by receivables from revolving credit card accounts. Since balances on revolving credit card accounts are generally paid down more rapidly than CARSsm, issuers often lengthen the maturity of these securities by providing for a fixed period during which interest payments are passed through and principal payments are used to fund the transfer of additional receivables to the underlying pool. In addition, unlike most other asset-backed securities, credit card receivable securities are backed by obligations that are not secured by interests in personal or real property. Other assets often used as collateral include, but are not limited to, home equity loans, student loans and loans on commercial and industrial equipment and manufactured housing.

Consistent with the Fund's investment objectives and policies, the Fund may invest in other types of asset-backed securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. The Fund's investment adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Obligations with Puts Attached

Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") such debt obligations to the institution and receive the face value. These third-party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire "stand-by commitments" from banks or broker dealers with respect to the securities held in its portfolio. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund's option a specific security at a specific price on a specific date.

The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Money Market Obligations

Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the Fund's investment adviser to be of comparable quality.

EQUITY AND EQUITY-BASED SECURITIES

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.
The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all the sub-divisions of the financial services industry. Sub-prime mortgage related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker/dealers and insurers has forced a number of large such institutions into either liquidation or combination, while drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however, the risks associated with investment in stocks of such institutions has nonetheless increased substantially.

Congress has passed legislation to provide the U.S. Department of the Treasury with the authority to issue up to $700 billion of Treasury securities to finance the purchase of troubled assets from financial institutions. There can be no assurance that this legislation will cause the risks associated with investment in the stock market in general or in financial services company stocks to decrease.
Preferred Stocks

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts

A real estate investment trust ("REIT") is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. An investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT's investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Convertible Securities and Warrants

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant). As a matter of operating policy, the Fund will not invest more than 5% of its total assets in warrants.

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES

As permitted under the 1940 Act and the rules thereunder, the Fund may acquire the shares of affiliated funds (i.e., the other series of the P&R Trust) and of unaffiliated funds. Such investments would be subject to the guidelines and restrictions set forth below.

Generally, under the 1940 Act and SEC rules thereunder, the Fund's acquisition of the securities of affiliated funds is subject to the following guidelines and restrictions:

      (A) The Fund may own an unlimited amount of any affiliated fund's voting securities.

      (B) Any sales load and distribution fees paid by the Fund with respect to an affiliated fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority, Inc. ("FINRA") rules.

      (C) Any affiliated fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

In addition, the Fund may acquire shares of unaffiliated funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, the Fund's acquisition of the securities of unaffiliated funds is subject to the following guidelines and restrictions:

      (D) The Fund and its "affiliated persons" may own no more than 3% of an unaffiliated fund's voting securities.

      (E) The Fund and the unaffiliated fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3)of the Conduct Rules of FINRA applicable to funds of funds.

      (F) The unaffiliated fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the unaffiliated fund's total outstanding securities during any period less than 30 days.

      (G) The purchase or acquisition of the unaffiliated fund is made pursuant to an arrangement with the unaffiliated fund or its principal underwriter whereby the the Fund is obligated either to
            (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the unaffiliated fund and vote in accordance with such instructions; or (ii) vote the shares of the unaffiliated fund held by the Fund in the same proportion as the vote of all other shareholders of the unaffiliated fund.

Unaffiliated funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses as the Fund shareholders would incur not only a proportionate share of the expenses of the unaffiliated funds held by the Fund, but also expenses of the Fund.

Under certain circumstances, an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the investment adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the funds in which the Fund invests are made independently of the Fund.

INVESTMENTS IN EXCHANGE-TRADED FUNDS ("ETFs")

The Fund may invest in ETFs. Investments in shares of ETFs by the Fund are subject to the guidelines set forth above under "INVESTMENTS IN REGISTERED INVESTMENT COMPANIES" applicable to unaffiliated funds (i.e., guidelines (D) through (G)).

ETFs are shares of portfolios designed to track closely the performance of any one or more market indexes or baskets of securities. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the investment adviser believes that the movement of the share prices of the ETFs in which the Fund invests should closely track the movement of the particular stock index or basket of securities to which it is related.

COUNTRY FUNDS

Subject to the provisions of the 1940 Act and the restrictions set forth in the Prospectus and elsewhere in this SAI, the Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. The Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio's assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by the Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by the Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.

MONEY MARKET FUNDS

To maintain liquidity, the Fund may invest in money market funds. As a matter of operating policy, the Fund does not anticipate investing more than 15% of its total assets in money market funds, except that the Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund series of the P&R Trust. It will do so for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by the Fund will involve indirectly payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.

REPURCHASE AGREEMENTS

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

Repurchase agreements are the economic equivalent of loans by the Fund. In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to the Fund's agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund's investment adviser.

ILLIQUID SECURITIES

As a matter of operating policy, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Fund's investment adviser will monitor the amount of illiquid securities in the Fund's portfolio, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers ("foreign securities"), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Fund's Board, the investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.

FOREIGN INVESTMENTS
The Prospectuses describe the extent to which the Fund may invest in securities of issuers organized or headquartered in foreign countries ("foreign securities").
Risks of Foreign Investing

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Emerging Markets Investments. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher priced than the current market, or to sell securities at much lower prices than the current market.

Currency Fluctuations. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Fund's investment adviser expects that most foreign securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund's foreign bond holdings may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of the Fund's portfolio positions may also be adversely impacted by delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for its proportionate share of such foreign taxes paid by the Fund. The Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.

Costs. If the Fund invests in foreign securities, the Fund's expense ratio (before reimbursement by the Fund's investment adviser pursuant to any applicable expense limitation described in the Prospectus) is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher than that of domestic securities.

DERIVATIVE INSTRUMENTS

In pursuing its objective, the Fund may purchase and sell (write) put options and call options on securities, securities indexes and foreign currencies, and may enter into interest rate, foreign currency, and index futures contracts and purchase and sell options on such futures contracts ("futures options"). These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Fund also may enter into swap agreements with respect to interest rates, indexes of securities and credit default situations, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Fund's Board of Trustees determines that their use is consistent with the Fund's investment objective.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to many factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Fund's investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes.

The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund's investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund's investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund's investment adviser in accordance with established procedures. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Fund's investment adviser in accordance with established procedures equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund's investment adviser in accordance with established procedures.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Risks Associated with Options on Securities and Indexes.

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Foreign Currency Options.

The Fund may buy or sell put and call options on foreign currencies on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts.

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, interest rates, and security indexes. The Fund may also invest in foreign currency futures contracts and options thereon.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options.

The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund's investment adviser in accordance with established procedures ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund's investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.

Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund's investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund's investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund's investment adviser in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund's portfolio securities.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Taxation."

Risks Associated with Futures and Futures Options.

There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities reacted. To the extent that a municipal bond fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements.

The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, total return swaps and credit default and event-linked swaps. The Fund may also invest in currency exchange rate swap agreements and enter into options on swap agreements ("swap options").

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. As a matter of operating policy, the aggregate purchase price of caps and floors held by the Fund may not exceed 5% of its total asset at the time of purchase.

The Fund may enter into credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write
(sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund's investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund's portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counter party may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. As a matter of operating policy, the Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. Also as a matter of operating policy, the Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 30% of its total assets. If the Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Securities and Exchange Commission.

Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Fund's investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Fund's investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. No Fund will invest more than 5% of its total assets in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund's investment adviser in accordance with procedures established by the Fund's Board, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

FOREIGN CURRENCY TRANSACTIONS
As indicated in the Prospectuses, the Fund may enter into foreign currency transactions. The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). The Fund generally will not enter into a forward currency contract with a term of greater than one year. Although forward currency contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return will be adversely affected as a result. Most forward foreign currency transactions entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's obligations will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's gain or loss position under the forward transaction will be accrued daily and any net loss positions will be covered by the segregation of assets determined to be liquid by the Fund's investment adviser in accordance with established procedures. Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of the Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion of its assets to the consummation of these contracts. The Fund generally will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.

At the maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

LENDING OF PORTFOLIO SECURITIES

To realize additional income, the Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily. The Fund will have the right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund's investment adviser to be of good standing in accordance with standards approved by the Fund's Board and will not be made unless, in the judgment of the Fund's investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

TEMPORARY DEFENSIVE MEASURES

The Fund may establish and maintain reserves when the Fund's investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. The Fund's reserves may be invested in domestic and foreign money market instruments, including government obligations.

BORROWING

The Fund may borrow money to the full extent permitted under the 1940 Act, including the rules, regulations and interpretations thereunder and any exemptive relief obtained by the Fund. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund's total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

AVERAGE MATURITY AND DURATION CALCULATIONS

Average Maturity

The portfolio average maturity of the Fund will be computed by weighting the maturity of each security in the Fund's portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage backed securities and asset backed securities.

Duration

One common measure of the price volatility of a fixed income security is duration, a weighted average term-to-maturity of the present value of a security's cash flows. As it is a weighted term-to-maturity, duration is generally measured in years and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity. As the maturity of the bond extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario. The effective duration for a bond with known cash flows is the same as its modified duration.

The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term to maturity. For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

                      DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Board has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of the Fund. You may obtain a listing of the portfolio holdings of the Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the Fund, portfolio holdings of the Fund are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund's shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, Fund portfolio holdings as of January 31 are first made available to any person on March 1.

Employees of the following third-party service providers, whose job responsibilities require them to have access to the Fund's portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund's investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and the financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information.

None of the Fund, its investment adviser, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of the Fund. Further, there are no ongoing arrangements for the Fund to make available to any person information on the Fund's portfolio holdings outside the disclosure policy just described. Finally, the P&R Trust's Chief Compliance Officer must approve any disclosure of the Fund's portfolio holdings that is outside the terms of this disclosure policy.

In the event of a conflict between the interests of Fund shareholders and those of any of the Fund's investment adviser, distributor, or any of their affiliated persons, the P&R Trust's Chief Compliance Officer will make a determination in the best interests of the Fund's shareholders, and will report such determination to the Fund's Board at the next regular Board meeting. The Fund's Board oversees the disclosure of information about the Fund's portfolio holdings principally by receiving oral and written reports from the Chief Compliance Officer and through interaction with the Chief Compliance Officer at meetings of the Board.

There can be no guarantee that the Fund's disclosure policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.

                          MANAGEMENT OF THE P&R TRUST

TRUSTEES AND OFFICERS

The Trustees of the P&R Trust are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of its investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Fund's daily operations, are appointed by the Board of Trustees.

Board of Trustees

The current members of the Board of Trustees and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as "Independent Trustees" are not "interested persons" of the P&R Trust, as defined in the 1940 Act.

                                                                                          NUMBER OF
                                           YEAR FIRST                                    P&R TRUST
                               POSITION    ELECTED AS                                      SERIES
                                 WITH       A TRUSTEE      PRINCIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE          P&R TRUST  OF P&R TRUST       DURING PAST 5 YEARS           TRUSTEE          HELD BY TRUSTEE
--------------------------    ---------- -------------  -----------------------------    ----------   ----------------------------
Independent Trustees

W.D. Hilton, Jr...........    Trustee         1993      President and CEO, Trust          All (21)    Trustee, The Metzler/Payden
333 South Grand Avenue                                  Services, Inc.; Executive                     Investment Group (registered
Los Angeles, CA 90071                                   Director, NGC Bodily Injury                   investment company)
Age: 62                                                 Trust; and Managing Trustee,
                                                        Fuller-Austin Trust

Gerald S. Levey, M.D......    Trustee         2000      Vice Chancellor, Medical          All (21)    Trustee, The Metzler/Payden
333 South Grand Avenue                                  Sciences, and Dean, David                     Investment Group (registered
Los Angeles, CA 90071                                   Geffen  School of Medicine, at the            investment company)
Age: 72                                                 University of California,
                                                        Los Angeles

Thomas V. McKernan........    Trustee         1993      Chief Executive Officer,          All (21)    Director, Blue Shield of
333 South Grand Avenue                                  Automobile Club of                            California (health insurance
Los Angeles, CA 90071                                   Southern California                           company); Director, Forest
Age: 64                                                                                               Lawn Memorial Park (mortuary
                                                                                                      and cemetery)

Rosemarie T. Nassif ......    Trustee         2008      President, Holy Name             All(21)      None
333 South Grand Avenue                                  University, Oakland
Los Angeles, CA 90071
Age: (67)

Andrew J. Policano .......    Trustee         2008      Dean, The Paul Merage            All(21)      Director, Badger Meter, Inc.
333 South Grand Avenue                                  School of Business, at                        (flow measurement and
Los Angeles, CA 90071                                   the University of                             control products
Age: (59)                                               California, Irvine                            manufacturer); Director,
                                                        (2004-present);                               Rockwell Collins (aerospace
                                                        Kuechenmeister Professor                      and communications company)
                                                        of Finance, University of
                                                        Wisconsin-Madison
                                                        (2001-2004)

Dennis C. Poulsen.........    Trustee         1992      Chairman of the Board, Rose       All (21)    Director, Rose Hills Company
333 South Grand Avenue                                  Hills Company                                 (mortuary and cemetery);
Los Angeles, CA 90071                                                                                 Director, Ameron International
Age: 66                                                                                               Corp. (manufacturing)


Stender E. Sweeney........    Trustee         1992      Private Investor                  All (21)    Director, Avis Budget Group,
333 South Grand Avenue                                                                                Inc. (car rental company)
Los Angeles, CA 90071
Age: 69


Interested Trustees*

Joan A. Payden............    Chairman,       1992      President, Chief Executive        All (21)
333 South Grand Avenue        CEO and                   Officer and Director,
Los Angeles, CA 90071         Trustee                   Payden & Rygel
Age: 77

Michael E. Salvay             Trustee         2009      Managing Principal,               All (21)
333 South Grand Avenue                                  Payden & Rygel
Los Angeles, CA 90071
Age: 47

Mary Beth Syal............    Trustee         2000      Managing Principal and            All (21)
333 South Grand Avenue                                  Director,
Los Angeles, CA 90071                                   Payden & Rygel
Age: 46

* "Interested persons" of the P&R Trust by virtue of their affiliation with Payden.

Board of Trustee Committees.

The Board of Trustees has three standing committees: the Audit and Governance Committee, the Pricing Committee and the Nominating Committee. The Audit and Governance Committee is responsible for general supervision of and relations with the P&R Trust's independent registered public accounting firm and oversight from the Board perspective of the annual auditing process, including retaining the P&R Trust's independent registered public accounting firm and approval of the annual audit plan. In addition, the Committee is responsible for setting policy on governance issues for the Board. The seven Independent Trustees are members of the Committee, and Thomas V. McKernan serves as Chairman of the Committee. The Audit Committee met five times during the fiscal year ended October 31, 2008.

The Pricing Committee is responsible for general oversight of the P&R Trust's pricing policies and procedures for securities in which the Payden Funds invest as applied on a day-to-day basis by the P&R Trust's management and Payden. It is also responsible for recommending changes in these policies and procedures for adoption by the Board of Trustees. W. D. Hilton, Michael E. Salvay and Mary Beth Syal are the members of the Committee, and W.D. Hilton is Chairman of the Committee. The Pricing Committee met four times during the fiscal year ended October 31, 2008.

The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Thomas V. McKernan and W.D. Hilton, Independent Trustees, are the members of the Committee, and Thomas V. McKernan is Chairman of the Committee. The Nominating Committee met once during the fiscal year ended October 31, 2008. Shareholders may recommend names of Trustee candidates to the Nominating Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Trustee Compensation.

Each Independent Trustee currently receives an annual retainer of $40,000, plus $3,000 for each regular Board of Trustees meeting and/or committee meeting attended, $2,000 for each special Board of Trustees meeting and/or committee meeting and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $2,000. If more than one Board or committee meeting occurs on the same day, only one fee is paid. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2008 to the Trustees who are not affiliated with Payden and the aggregate compensation paid to such Trustees for services on the P&R Trust's Board. Rosemarie Nassif and Andrew Policano were elected to the Board of Trustees on December 11, 2008, and thus did not receive any compensation during the fiscal year ended October 31, 2008. The P&R Trust does not maintain a retirement plan for its Trustees.

                                                                                 PENSION OR
                                                                                 RETIREMENT                         TOTAL
                                                                                  BENEFITS     ESTIMATED        COMPENSATION
                                                                   AGGREGATE     ACCRUED AS      ANNUAL        FROM P&R TRUST
                                                                 COMPENSATION   PART OF P&R     BENEFITS       AND P&R TRUST
                                                                   FROM P&R         TRUST          UPON            COMPLEX
NAME                                                                TRUST         EXPENSES     RETIREMENT      PAID TO TRUSTEE
-----------------------------------------------------------      ------------   ------------   ----------     ----------------
Dennis C. Poulsen..........................................       $   70,000        None            N/A          $   70,000
Gerald S. Levey, M.D.......................................       $   72,000        None            N/A          $   72,000
Stender E. Sweeney.........................................       $   72,000        None            N/A          $   72,000
W.D. Hilton................................................       $   74,000        None            N/A          $   74,000
Thomas V. McKernan.........................................       $   76,000        None            N/A          $   76,000

P&R Trust Fund Shares Owned by Trustees as of December 31, 2008.

                                                                                                    AGGREGATE DOLLAR RANGE
                                                                          DOLLAR RANGE OF FUND        OF SHARES OWNED IN
NAME                                                                          SHARES OWNED*          ALL P&R TRUST FUNDS*
------------------------------------------------------------------        --------------------      -----------------------
Independent Trustees

W. D. Hilton, Jr..................................................                                      Over $100,000
     Payden Cash Reserves Money Market Fund.......................           Over $100,000
     Payden GNMA Fund.............................................           Over $100,000
     Payden High Income Fund......................................            $1 - $10,000
     Payden U.S. Growth Leaders Fund..............................           Over $100,000
     Payden Core Bond Fund........................................         $50,001 - $100,000
     Payden Value Leaders Bond Fund...............................           Over $100,000
     Payden Emerging Markets Bond Fund............................        $50,001 - $100,000
     Payden Globla Equity Fund....................................           Over $100,000

Gerald S. Levey, M.D..............................................                None                      None

Thomas V. McKernan................................................                                     Over $100,000
     Payden Value Leaders Fund....................................         $50,001 - $100,000
     Payden California Municipal Income Fund......................            Over $100,000
     Payden GNMA Fund.............................................            Over $100,000
     Payden Global Equity Fund....................................         $50,001 - $100,000
     Payden U.S. Growth Leaders Fund..............................         $50,001 - $100,000
     Payden High Income Fund......................................            Over $100,000

Rosemarie T. Nassif...............................................                None                      None

Andrew J. Policano................................................                None                      None

Dennis C. Poulsen.................................................                                    $10,001 - $50,000
     Payden Emerging Markets Bond Fund............................         $10,001 - $50,000
     Payden U.S. Growth Leaders Fund..............................           $1 - $10,000

Stender E. Sweeney................................................                                      Over $100,000
     Payden High Income Fund......................................         $50,001 - $100,000
     Payden GNMA Fund.............................................           Over $100,000
     Payden Limited Maturity Fund.................................            $1 - $10,000
     Payden Emerging Markets Bond Fund............................         $10,001 - $50,000
     Payden Cash Reserves Money Market Fund.......................           Over $100,000

Interested Trustees

Joan A. Payden....................................................                                      Over $100,000
     Payden Global Equity Fund....................................           Over $100,000
     Payden Tax Exempt Bond Fund..................................            $1- $ 10,000
     Payden U.S. Growth Leaders Fund..............................           Over $100,000
     Payden Cash Reserves Money Market Fund.......................           Over $100,000
     Payden High Income Fund......................................           Over $100,000
     Payden Emerging Markets Bond Fund............................           Over $100,000
     Payden/Wilshire Longevity Fund 2010+.........................           Over $100,000
     Payden/Wilshire Longevity Fund 2020+.........................           Over $100,000
     Payden/Wilshire Longevity Fund 2030+.........................           Over $100,000
     Payden/Wilshire Longevity Fund 2040+.........................           Over $100,000

Michael E. Salvay                                                                                     $50,001 - $100,000
     Payden Value Leaders Fund....................................            $1 - $10,000
     Payden Cash Reserves Money Market Fund.......................         $50,001 - $100,000

Mary Beth Syal....................................................                None                      None

----------
(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and over $100,000.

Officers

The current officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

                                                                                    YEAR FIRST
                                                                                    ELECTED AS
                                                              POSITION              AN OFFICER
                                                                 WITH                 OF P&R         PRINCIAPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                                          P&R TRUST               TRUST          DURING PAST 5 YEARS
--------------------------------------------------------    ------------------      ----------   ----------------------------------
Joan A. Payden..........................................    Chairman,                  1992      President, Chief Executive
333 South Grand Avenue                                      CEO and                              Officer and Director,
Los Angeles, CA 90071                                       Trustee                              Payden & Rygel
Age: 77

Brian W. Matthews.......................................    Vice President             2003      Managing Principal,
333 South Grand Avenue                                      and Chief                            CFO and Director,
Los Angeles, CA 90071                                       Financial                            Payden & Rygel
Age: 48                                                     Officer

Yot Chattrabhuti........................................    Vice President             1997      Principal, Mutual Fund
333 South Grand Avenue                                                                           Operations, Payden & Rygel
Los Angeles, CA 90071
Age: 53

Bradley F. Hersh........................................    Vice President             1998      Vice President and Treasurer,
333 South Grand Avenue                                      and Treasurer                        Payden & Rygel
Los Angeles, CA 90071
Age: 40

David L. Wagner.........................................    Vice President             1996      Senior Vice President,
333 South Grand Avenue                                      and Chief                            Risk Management, Payden & Rygel
Los Angeles, CA 90071                                       Compliance Officer
Age: 58

Edward S. Garlock.......................................    Secretary                  1997      Managing Principal, General
333 South Grand Avenue                                                                           Counsel, Chief Compliance Officer
Los Angeles, CA 90071                                                                            and Director, Payden & Rygel
Age: 58

Codes of Ethics

Each of the P&R Trust, Payden/KDS and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Funds of the P&R Trust.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted the P&R Trust's "Proxy Voting Policy and Procedures," pursuant to which it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to Payden/KDS as part of Payden/KDS' general investment management responsibilities, subject to the continuing oversight of the Board of Trustees. Under the policy, Payden/KDS shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies, and at least annually, Payden/KDS shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. The delegation by the Board to Payden/KDS of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC's website at www.sec.gov.

Payden/KDS' "Proxy Voting Policy" states that it expects to fulfill its fiduciary obligation to the Fund by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the Fund and that does not subordinate the Fund's interests to its own. With respect to several common issues that are presented, Payden/KDS' policy provides that, absent special client circumstances or specific client policies or instructions, Payden/KDS will vote as follows on the issues listed below:

- Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

-     Vote for programs that permit an issuer to repurchase its own stock.

- Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

- Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

- Vote for management proposals on the retention of its independent registered public accounting firm.

- Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden/KDS' general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuer. Further, Payden/KDS' policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Payden/KDS' general proxy voting policies, Payden/KDS' Proxy Voting Committee will determine the manner of voting the proxy in question.

From time to time, Payden/KDS may purchase for the Fund's portfolio securities that have been issued by another of its investment advisory clients. In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Payden/KDS. To ensure that proxy votes are voted in the Fund's best interest and unaffected by any conflict of interest that may exist, Payden/KDS will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Payden/KDS as follows. If one of Payden/KDS' general proxy voting policies described above applies to the proxy issue in question, Payden/KDS will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Payden/KDS. However, if the general proxy voting policy does not further the interests of the Fund, Payden/KDS will then seek specific instructions from the Fund.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons


As of March 7, 2009, the following persons held of record 25% or more of the outstanding shares of the (a) Adviser Class of the Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 86.67%; and (b) Institutional Class of the Fund:
Charles Schwab & Co., as Nominee, San Francisco, CA, 81.05%. The P&R Trust has no other information regarding the beneficial ownership of such shares.


Principal Holders of Securities


As of March 7, 2009, the following persons held of record 5% or more of the outstanding shares of the (a) Adviser Class of the Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 86.67%; SEI Private Trust Company, as Trustee, Oaks, PA, 13.33%; and (b) Institutional Class of the Fund: Charles Schwab & Co., as Nominee, San Francisco, CA, 81.05%; NFS LLC, as Nominee, Los Angeles, CA, 11.13%. The P&R Trust has no other information regarding the beneficial ownership of such shares.


Management Ownership


As of March 7, 2009, the Trustees and officers of the P&R Trust collectively owned less than 1% of the outstanding shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Payden/KDS, founded in 2008, is a joint venture owned equally by Payden and Kravitz Investment Services, Inc. ("Kravitz"). Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with 148 employees and approximately $45 billion in assets under management for over 250 client relationships. Kravitz is an investment counseling firm, with 7 employees and approximately $220 million in assets under management for 135 clients. Payden/KDS was initially founded to provide investment management services to the Fund, and it provides those services pursuant to an Investment Management Agreement with the P&R Trust, dated as of June 18, 2008 (the "Payden/KDS Agreement").

The Payden/KDS Agreement provides that Payden/KDS will pay for all expenses incurred in connection with managing the ordinary course of the Fund's business, except the following expenses, which are paid by the Fund: (i) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Payden/KDS; (iii) the fees and expenses of the Fund's custodian, transfer agent, fund accounting agent and administrator; (iv) the Fund's portion of charges and expenses of legal counsel and independent accountants for the P&R Trust; (v) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vii) the Fund's portion of the fees of any trade associations of which the P&R Trust may be a member; (viii) the Fund's portion of the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the shares of the Fund under state securities laws, including the Fund's portion of the preparation and printing of the P&R Trust's registration statements, prospectuses and statements of additional information for filing under the federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust's business; (xii) any expenses assumed by the P&R Trust on behalf of the Adviser Class of the Fund pursuant to the P&R Trust's Rule 12b-l Distribution Plan; and (xiii) any expenses payable by the Fund pursuant to the P&R Trust's Shareholder Servicing Plan.
The Payden/KDS Agreement provides that Payden/KDS receives a monthly fee from the Fund at the annual rate of 1.10% of average daily net assets. For the fiscal period ended October 31, 2008, gross fees earned by Payden/KDS, Fund expenses subsidized by Payden/KDS and the net advisory fee or net expense subsidy are shown below (in 000s).

Fee              (Subsidy)        Net Fee/(Subsidy)
---             -----------       -----------------
$11                ($56)                ($45)

The Fund is responsible for its own operating expenses under the Payden/KDS Agreement. Payden/KDS has agreed to reduce fees payable to it by the Fund under the Payden/KDS Agreement, and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate Net Annual Fund Operating Expenses (excluding interest and tax expenses) to the limit set forth in the Fees and Expenses Table ("expense limitation") of the Prospectuses. Any such reductions made by Payden/KDS in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to Payden/KDS if so requested by Payden/KDS, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the expense limitation on Fund expenses. Payden/KDS is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

In the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund's applicable expense limitation, Payden/KDS shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Payden/KDS shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, Payden/KDS shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

The Payden/KDS Agreement provides that Payden/KDS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Payden/KDS Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Payden/KDS' duties or from reckless disregard by Payden/KDS of its duties and obligations thereunder. Unless earlier terminated as described below, the Payden/KDS Agreement will continue in effect with respect to the Fund for two years after the Fund's inclusion in the P&R Trust's Declaration of Trust (on or around the Fund's commencement of operations) and then continue for the Fund for periods not exceeding one year so long as such continuation is approved annually by the Board of Trustees (or by a majority of the outstanding voting shares of the Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Payden/KDS Agreement by vote cast in person at a meeting called for such purpose. The Payden/KDS Agreement terminates upon assignment and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

SHAREHOLDER SERVICING PLAN

The P&R Trust has adopted a Shareholder Servicing Plan that allows the Institutional Class and Adviser Class of the Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.10% of the Fund's average daily net assets invested through the intermediary. Because these fees are paid out of the Fund's assets, over time these fees will also increase the cost of a shareholder's investment in the Fund.

The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services which the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially,
(vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of Fund shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.

In addition to fees paid under the Shareholder Servicing Plan, the Fund's investment adviser may pay service, administrative or other similar fees to broker/dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund's investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund's investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.

DISTRIBUTION ARRANGEMENTS

Pursuant to an agreement (a "Distribution Agreement") with the P&R Trust, Payden & Rygel Distributors (the "Distributor"), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for the Fund. The Distributor has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Management Agreement described above. Pursuant to the Distribution Agreement, the P&R Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

No compensation is payable by the Fund to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of the Fund, and other expenses associated with performing services as distributor of the Fund's shares. The Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

RULE 12b-1 DISTRIBUTION PLAN


The Board of Trustees of the P&R Trust has adopted the Rule 12b-1 Distribution Plan ("Distribution Plan") pursuant to SEC Rule 12b-1 under which the Fund is allowed to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of the Adviser Class shares and the Retirement Class shares. These activities include advertising, compensation to the Distributor and other intermediaries for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of the Adviser Class' and 0.50% of the Retirement Class' average daily net assets regardless of the actual expenses incurred, which the Distributor may use to compensate other broker-dealers. As indicated in the table in the "Fees and Expenses" section of the Adviser Class' Prospectus, and in the table in the "Fees and Expenses" section of the Retirement Class' Prospectus, this fee is included in the Annual Fund Operating Expenses for the Fund. Because these fees are paid out of the Adviser Class' assets, or the Retirement Class' assets, on an ongoing basis, over time these fees will increase the cost of your investment.


The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the P&R Trust, including a majority vote of the Trustees who are not "interested persons" of the P&R Trust (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or in any agreement relating to the Plan (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to the Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or the class affected by the vote of the holders of a majority of the outstanding shares of the Fund or the class affected. The Distribution Plan may not be amended to increase materially the amounts to be paid by the shareholders of the Adviser Class of the Fund for the services described therein without approval by the shareholders of such class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.

The P&R Trust, when approving the establishment of the Distribution Plan, determined that there are various anticipated benefits to the Fund from such establishment, including the likelihood that the Distribution Plan will stimulate sales of shares of the Fund and assist in increasing the asset base of the Fund in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Fund of prompt and significant growth of the asset base of the Fund, including greater liquidity, more investment flexibility and achievement of greater economies of scale.
For the fiscal period ended October 31, 2008, the Fund paid $1,949 in 12b-1 fees to the Distributor.

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Administrator

Treasury Plus, Incorporated ("Treasury Plus"), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden which serves as administrator to the Fund. Under an Administration Agreement with the P&R Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Fund's Board regarding Fund operations, and oversee the work of the fund accountant and transfer agent.

For providing administrative services to the P&R Trust, Treasury Plus receives a monthly fee at the annual rate of 0.15% of the daily net assets of the Fund.
In its Administration Agreement with the P&R Trust with respect to the Fund, Treasury Plus has agreed that, if in any fiscal year the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Payden/KDS pursuant to its Investment Management Agreement with the P&R Trust. For the fiscal period ended October 31, 2008, Treasury Plus earned
$1,506 in administration fees.

Transfer Agent

Pursuant to an agreement with the P&R Trust, UMB Fund Services, Inc. ("UMB"), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to the Fund. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.

Fund Accountant

Pursuant to an agreement with the P&R Trust, The Bank of New York Mellon ("BNY Mellon"), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to the Fund. These services include the calculation of daily expense accruals and net asset value per share for the Fund. BNY Mellon receives from the P&R Trust fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.

The liability provisions of the agreements between Treasury Plus, UMB and BNY Mellon with the P&R Trust are similar to those of the Payden Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days' notice.

Custodian

Pursuant to an agreement with the P&R Trust, BNY Mellon (the "Custodian") serves as custodian for the assets of the Fund. The Custodian's address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the P&R Trust, the Custodian has agreed among other things to maintain a separate account in the name of the Fund; hold and disburse portfolio securities and other assets on behalf of the Fund; collect and make disbursements of money on behalf of the Fund; and receive all income and other payments and distributions on account of the Fund's portfolio securities.

Pursuant to rules adopted under the 1940 Act, the Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Fund's Board has delegated to the Custodian the selection of foreign custodians and to the investment adviser the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by the investment adviser, respectively, of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm


Deloitte & Touche LLP ("Deloitte") serves as the independent registered public accounting firm for the Fund. Deloitte provides audit services to the Fund. Its address is 111 S. Wacker Drive, Chicago, Illinois 60606-4301. The Fund's financial statements incorporated herein, as described in the "Financial Statements" discussion in the "Other Information" section in this SAI, have been audited by Deloitte, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of Deloitte, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

                               PORTFOLIO MANAGERS

Portfolio Manager Conflicts of Interest

Payden/KDS has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager's management of the Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.

Payden/KDS has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Payden/KDS will anticipate all potential conflicts of interest.

Portfolio Manager Fund Holdings and Other Managed Accounts

As described below, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Payden.

The following table reflects information as of October 31,2008. None of these accounts pay performance-based fees.

                                                   NUMBER OF OTHER
                                                     REGISTERED         NUMBER OF OTHER
                                                     INVESTMENT        POOLED INVESTMENT   NUMBER OF OTHER
                                                  COMPANIES (RICS)      VEHICLES (PIVS)      ACCOUNTS THAT
                                                   THAT PORTFOLIO       THAT PORTFOLIO     PORTFOLIO MANAGER
                                DOLLAR RANGE      MANAGER MANAGES      MANAGER MANAGES     MANAGES (ASSETS
                               OF FUND SHARES    (ASSETS OF RIC IN     (ASSETS OF PIVS    OF OTHER ACCOUNTS
PORTFOLIO MANAGER                 OWNED (1)        MILLIONS) (2)       IN  MILLIONS)(3)    IN MILLIONS)(4)
-----------------              --------------    ------------------   -----------------  ------------------
DANIEL KRAVITZ.............         None                None                None                None

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
     $500,001 - $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden & Rygel's 401(k) Plan.

(2) Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3) Represents both domestic pooled investment vehicles and offshore funds advised by Payden/KDS, or by its parent entities, Payden & Rygel or Kravitz Investment Services, Inc. The offshore funds are only sold to offshore investors.

(4) Reflects other separately managed accounts in which Payden/KDS, or its parent entities, Payden & Rygel or Kravitz Investment Services, Inc., is the investment adviser.

The following table reflects information as of January 31, 2009. None of these accounts pay performance-based fees.

                                                                   NUMBER OF OTHER
                                                                     REGISTERED         NUMBER OF OTHER
                                                                     INVESTMENT        POOLED INVESTMENT    NUMBER OF OTHER
                                                                  COMPANIES (RICS)      VEHICLES (PIVS)      ACCOUNTS THAT
                                                                   THAT PORTFOLIO       THAT PORTFOLIO     PORTFOLIO MANAGER
                                                 DOLLAR RANGE     MANAGER MANAGES       MANAGER MANAGES    MANAGES (ASSETS
                                                OF FUND SHARES    (ASSETS OF RIC IN     (ASSETS OF PIVS    OF OTHER ACCOUNTS
PORTFOLIO MANAGER                                  OWNED (1)        MILLIONS) (2)      IN  MILLIONS)(3)    IN MILLIONS)(4)
-----------------                               --------------   ------------------   -----------------  ------------------
BRIAN MATTHEWS(5)...................                  None            3 - $421                None            23 - $5,530
SCOTT WEINER(5)....................                   None              None                1 - $25           10 - $4,297

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
     $500,001 - $1,000,000; over $1,000,000. The amounts listed include shares owned through Payden & Rygel's 401(k) plan.

(2) Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3) Represents both domestic pooled investment vehicles and offshore funds advised by Payden/KDS, or by its parent entities, Payden & Rygel or Kravitz Investment Services, Inc. The offshore funds are only sold to offshore investors.

(4) Reflects other separately managed accounts in which Payden/KDS, or its parent entities, Payden & Rygel or Kravitz Investment Services, Inc., is the investment adviser.

(5) Mr. Matthews and Mr. Weiner became portfolio managers for the Fund on January 20, 2009.

Portfolio Manager Compensation

Portfolio managers and other investment personnel are paid by Payden & Rygel or KDS, respectively, and in each case, they are paid competitive salaries. In addition, they may receive bonuses based on the overall profit of the respective firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual's contribution to the investment team(s), contributions to the respective firm overall and other factors.

        PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund pays commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.

The Fund's investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Fund's investment adviser seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Fund's investment adviser periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund is obtaining best execution of these transactions. The investment adviser does not have any "soft dollar" arrangements with any broker-dealer.

Some securities considered for investment by the Fund's portfolio may also be appropriate for other clients served by the Fund's investment adviser. If a purchase or sale of securities consistent with the investment policies of the Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund's investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund's investment adviser, and the results of such allocations, are subject to periodic review by the Fund's Board.

The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws (see "Taxation"). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of the Fund is calculated by dividing
(a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.

For the fiscal period ended October 31, 2008, the Fund did not pay any brokerage commissions.

The Fund's Board periodically reviews the performance of the investment adviser in connection with the placement of portfolio transactions on behalf of the Fund.

                            PURCHASES AND REDEMPTIONS

The Fund may, at the sole discretion of the Fund's investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Fund's Board; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.

The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.

                                    TAXATION

The Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Diversification Test"). The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.

In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, the Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.

If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest income each taxable year. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the distribution requirements.

DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. Distributions of net capital gains, and designated as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

HEDGING TRANSACTIONS

Many of the options, futures contracts and forward contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.

SALES OF SHARES

Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

The Fund may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

FOREIGN INVESTMENTS

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Fund's investment advisers intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent the Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.

CERTAIN DEBT SECURITIES

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXES

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying Federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. Paul, Hastings, Janofsky & Walker LLP, counsel to the P&R Trust, has expressed no opinion in respect thereof.

                                FUND PERFORMANCE

The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS

Yields for each class of shares of the Fund used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class' net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.

The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.

Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal its distribution rate or income reported in the Fund's financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising with respect to shares of the Fund reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.

                                OTHER INFORMATION

CAPITALIZATION

P&R Trust

The Fund and each of the other funds listed below is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of each such fund consists solely of an unlimited number of shares of beneficial interest. The P&R Trust Board of Trustees has currently authorized twenty-one series of shares: Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Cash Reserves Money Market Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Global Equity Fund, Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+ Payden/Wilshire Longevity Fund 2030+, Payden/Wilshire Longevity Fund 2040+ and Payden/Kravitz Cash Balance Plan Fund. Each of the funds is currently open and operational.


Other than the Payden/Kravitz Cash Balance Plan Fund and the Payden Cash Reserves Money Market Fund, no Fund has more than one class of shares. The P&R Trust Board of Trustees has established the Institutional Class Shares, the Adviser Class Shares and the Retirement Class Shares of the Payden/Kravitz Cash Balance Plan Fund. The P&R Trust Board of Trustees has established a second class of shares, the Class D Shares, of the Payden Cash Reserves Money Market Fund, although no Class D Shares have been issued to date. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class.


The P&R Trust Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the funds' shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The P&R Trust Board of Trustees may liquidate a fund at any time without shareholder approval. In liquidation of a fund, each shareholder is entitled to receive his pro rata share of the assets of the fund.

Expenses incurred by the P&R Trust in connection with its organization and the initial public offering are being reimbursed to the investment adviser, subject to the expense limitation described in the Prospectuses under "Investment Adviser", and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

DECLARATION OF TRUST

Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders of the Fund for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the P&R Trust's Board of Trustees. The P&R Trust's Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

The Declaration of Trust provides further that no officer or Trustee of the P&R Trust will be personally liable for any obligations of the P&R Trust, nor will any officer or Trustee be personally liable to the P&R Trust or its shareholders except by reason of his own bad faith, willful misfeasance, gross negligence in the performance of his duties or reckless disregard of his obligations and duties. With these exceptions, the Declaration of Trust provides that a Trustee or officer of the P&R Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants' and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee or officer.

VOTING

Shareholders of the Fund and any other series of the P&R Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the P&R Trust's Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the P&R Trust voting without regard to series or class.

MARKET PRICING ERRORS
The P&R Trust's Board of Trustees has adopted "Guidelines Concerning Correction of Market Pricing Errors," which set forth the procedures used in handling market pricing errors and their impact on the Fund's net asset values per share ("NAVS") and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAVS only, correction of any erroneous NAVS and compensation to the Fund, or correction of any erroneous NAVS, compensation to the Fund and reprocessing of individual shareholder transactions. Under the Guidelines, exceptions to the policy may be granted as facts or circumstances warrant.
COUNSEL

Paul, Hastings, Janofsky & Walker LLP ("Paul Hastings") acts as counsel to the P&R Trust and to the Independent Trustees of the P&R Trust. Paul Hastings' address is 515 South Flower Street, Los Angeles, California 90071.

LICENSE AGREEMENT AND MARKS

Payden has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name "Payden & Rygel." Payden & Rygel has the right to require the P&R Trust to cease using the name at such time as Payden is no longer employed as investment adviser to the P&R Trust.

"Payden" and "Payden & Rygel" are service marks of Payden & Rygel.
Kravitz Investment Services, Inc. has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the names "Kravitz Investment Services, Inc." or "Kravitz." Kravitz Investment Services, Inc. has the right to require the P&R Trust to cease using the name or names as such time as Payden/KDS is no longer employed as investment adviser to the P&R Trust.

FINANCIAL STATEMENTS


The audited financial statements of the Fund are incorporated in this SAI by reference to the Fund's 2008 Annual Report to Shareholders on Form N-CSR. The financial statements in such Annual Report have been audited by the Fund's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference.


REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the P&R Trust's registration statement which is filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The P&R Trust's registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

                       THE PAYDEN & RYGEL INVESTMENT GROUP

                                 F O R M  N-1A

                            PART C: OTHER INFORMATION

Item 23.       Exhibits.

        (a.1)       Master Trust Agreement of Registrant (a).

        (a.2)       Certificate of Amendment of Master Trust Agreement (b).

        (a.3) Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

        (a.4) Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

        (a.5) Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

        (a.6) Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

        (a.7)       Amendment No. 6 to the Master Trust Agreement (g).

        (a.8)       Amendment No. 7 to the Master Trust Agreement (h).

        (a.9)       Amendment No. 8 to the Master Trust Agreement (i).

        (a.10)      Amendment No. 9 to the Master Trust Agreement (j).

        (a.11)      Amendment No. 10 to the Master Trust Agreement (k).

        (a.12)      Form of Amendment No. 11 to the Master Trust Agreement (k).

        (a.13)      Form of Amendment No. 12 to the Master Trust Agreement (l).

        (a.14)      Form of Amendment No. 13 to the Master Trust Agreement (m).

        (a.15)      Form of Amendment No. 14 to the Master Trust Agreement (u).

        (a.16)      Form of Amendment No. 15 to the Master Trust Agreement (u).

        (a.17)      Amendment No. 16 to the Master Trust Agreement (v).

        (a.18)      Form of Amendment No. 17 to the Master Trust Agreement (v).

        (a.19)      Amendment No. 18 to the Master Trust Agreement (y).

        (a.20)      Amendment No. 19 to the Master Trust Agreement (y).

        (a.21)      Amendment No. 20 to the Master Trust Agreement (z).

        (a.22)      Form of Amendment No. 21 to the Master Trust Agreement (aa).

        (a.23)      Form of Amendment No. 22 to the Master Trust Agreement (cc).

        (a.24)      Form of Amendment No. 23 to the Master Trust Agreement (cc).

        (a.25)      Form of Amendment No. 24 to the Master Trust Agreement (cc).

        (a.26)      Form of Amendment No. 25 to the Master Trust Agreement (dd).

        (a.27)      Form of Amendment No. 26 to the Master Trust Agreement (ee).


        (a.28)      Form of Amendment No. 27 to the Master Trust Agreement (ee).

        (a.29)      Form of Amendment No. 28 to the Master Trust Agreement (ff).

        (a.30)      Form of Amendment No. 29 to the Master Trust Agreement (ff).

        (a.31)      Form of Amendment No. 30 to the Master Trust Agreement (ff).

        (a.32)      Form of Amendment No. 31 to the Master Trust Agreement (gg).

        (a.33)      Form of Amendment No. 32 to the Master Trust Agreement (hh).

        (a.34)      Form of Amendment No. 33 to the Master Trust Agreement (hh).

        (a.35)      Form of Amendment No. 34 to the Master Trust Agreement (hh).

        (a.36)      Form of Amendment No. 35 to the Master Trust Agreement (hh).

        (a.37)      Form of Amendment No. 36 to the Master Trust Agreement (hh).

        (a.38)      Form of Amendment No. 37 to the Master Trust Agreement (ii).

        (a.39)      Form of Amendment No. 38 to the Master Trust Agreement (jj).

        (a.40)      Form of Amendment No. 39 to the Master Trust Agreement (ll).

        (b)         By-laws of Registrant (a).

        (c)         None.

        (d.1) Investment Management Agreement between Registrant and Payden & Rygel (n).

        (d.2) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond Fund to the Agreement (n).

        (d.3) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated December 29, 1993, adding Short Bond, Core Bond (previously Intermediate Bond) and Opportunity Bond (previously Investment Quality
                    Bond) Funds to the Agreement (n).

        (d.4) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding Limited Maturity Fund to the Agreement (e).

        (d.5) Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994 with respect to Class B shares (e).

        (d.6) Agreement between Registrant and Payden & Rygel dated June 14, 1994 with respect to voluntary expense limitations (g).

        (d.7) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding U.S. Treasury Fund and International Bond Fund (previously Global Opportunity Fund) to the Agreement (g).

        (d.8) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Market Return Fund to the Agreement (o).

        (d.9) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Value Leaders (previously Growth & Income) Fund to the Agreement (k).

        (d.10) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Global Short Bond Fund to the Agreement (l).

        (d.11) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Total Return Fund, International Equity Fund and Global Balanced Fund to the Agreement (m).

        (d.12) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Cash Reserves (previously Bunker Hill) Money Market Fund to the
                    Agreement (u).

        (d.13) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the High Income Fund to the Agreement (v).

        (d.14) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Emerging Markets Bond Fund, EuroDirect Fund and California Municipal Income Fund to the Agreement (w).

        (d.15) Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the U.S. Growth Leaders Fund and the European Aggressive Growth Fund to the Agreement (z).

        (d.16) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Low Duration Bond Fund to the Agreement (aa).

        (d.17) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the GNMA Fund to the Agreement (aa).

        (d.18) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Small Cap Leaders Fund to the Agreement (bb).

        (d.19) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Real Return Fund to the Agreement (gg).

        (d.20) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+ (hh).

        (d.21) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Global Equity Fund (ii).

        (d.22) Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Corporate Bond Fund (ll).


        (d.23) Investment Management Agreement between Registrant and Payden\KDS Investment Advisers LLC.


        (d.d.1) Form of Sub-Advisory Agreement By and Between Payden & Rygel and Wilshire Associates, Inc. (hh).

        (e.1) Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. (n).

        (e.2) Amendment to Distribution Agreement between Registrant and Payden & Rygel Distributors dated August 31, 1992 (p).

        (f)         None.

        (g) Form of Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company (ee).

        (h.1) Management and Administration Agreement between Registrant and Treasury Plus, Incorporated dated as of January 1, 1996
                    (o).

        (h.2) Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated dated as of August 26, 1999 (bb).

        (h.3) Form of Accounting Services Agreement between Registrant and Boston Safe Deposit and Trust Company (ee).

        (h.4) Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc (gg).

        (h.5)       License Agreement between Registrant and Payden & Rygel (n).


        (h.6) Form of Guaranteed Expense Limitation and Reimbursement Agreement between Registrant and Payden/KDS Investment Advisors LLC.



        (h.7) Form of Temporary Expense Limitation and Reimbursement Agreement between Registrant and Payden/KDS Investment Advisors LLC.


        (i.1)       Opinion of Counsel (b).

        (j.1)       Consent of independent registered public accounting firm.


        (k)         Not applicable.

        (l)         Investment letter of Payden & Rygel (b).

        (m.1) The Payden & Rygel Investment Group Distribution Plan, adopted September 9, 1997 (u).


        (m.2) Form of The Payden & Rygel Investment Group Rule 12b-1 Distribution Plan, amended March __, 2009.



        (n) Form of The Payden & Rygel Investment Group Multiple Class Plan, amended March __, 2009.


        (o)         Reserved.

        (p.1)       Code of Ethics of The Payden & Rygel Investment Group (hh).

        (p.2)       Code of Ethics of Payden & Rygel (hh).

        (p.3) Supplemental Code of Ethics of The Payden & Rygel Investment Group for Principal Officers and Senior Financial Officers
                    (gg).

        (p.4)       Code of Ethics of Wilshire Associates Incorporated (kk).

        (p.5)       Code of Ethics of Payden/KDS Investment Advisers LLC (ll).


        (q) Powers of Attorney of W. D. Hilton, Jr., Gerald S. Levey, M.D., Thomas V. McKernan, Rosemarie T. Nassif, Andrew J. Policano, Dennis C. Poulsen, Michael E. Salvay, Stender E. Sweeney and Mary Beth Syal


---------------------
(a) Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.

(b) Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c) Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.

(d) Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.

(e) Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.

(f) Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.

(g) Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.

(h) Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.

(i) Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.

(j) Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.

(k) Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.

(l) Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.

(m) Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n) Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.

(o) Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.

(p) Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.

(q) Filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on December 20, 1996 and incorporated herein by reference.

(r) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on June 19, 1992 and incorporated herein by reference.

(s) Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on March 1, 1994 and incorporated herein by reference.

(t) Filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement on April 17, 1997 and incorporated herein by reference.

(u) Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on September 24, 1997 and incorporated herein by reference.

(v) Filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement on December 29, 1997 and incorporated herein by reference.

(w) Filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on October 19, 1998 and incorporated herein by reference.

(x) Filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement on December 31, 1998 and incorporated herein by reference.

(y) Filed as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on April 15, 1999 and incorporated herein by reference.

(z) Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement on July 21, 1999 and incorporated herein by reference.

(aa) Filed as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement on July 29, 1999 and incorporated herein by reference.

(bb) Filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on November 19, 1999.

(cc) Filed as an exhibit to Post-Effective Amendment No. 41 to the Registration Statement on February 15, 2000.

(dd) Filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement on March 1, 2001.

(ee) Filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement on February 28, 2002.

(ff) Filed as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement on January 31, 2003.

(gg) Filed as an exhibit to Post Effective Amendment No. 46 to the Registration Statement on February 11, 2004.

(hh) Filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on June 8, 2007.

(ii) Filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on January 17, 2008.

(jj) Filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on April 25, 2008

(kk) Filed as an exhibit to Post-Effective Amendment No. 58 to the Registration Statement on July 24, 2008.

(ll) Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on December 24, 2008.

Item 24.    Persons Controlled by or Under Common Control with Registrant.


As of March 7, 2009, the following persons held of record 25% or more of the outstanding shares of the following Funds of the Group: Payden California Municipal Income Fund, Charles Schwab & Co., as Nominee, San Francisco, CA, 63.47%; Payden GMNA Fund, Charles Schwab & Co., as Nominee, San Francisco, CA, 34.11%; Payden U.S. Growth Leaders Fund, Charles Schwab & Co., as Nominee, San Francisco, CA, 33.98%; Payden Cash Reserves Money Market Fund, Union Bank of California, as Nominee, San Diego, CA, 25.87%; Payden Core Bond Fund, Jicarilla Apache Nation, Dulce, NM, 43.36%; Payden U.S. Government Fund, Valley Medical Center, as Nominee, Renton, WA 40.95%; Payden Tax Exempt Bond Fund, Charles Schwab & Co., as Nominee, San Francisco, CA, 45.17%; N. Tate Marital Trust, Salt Lake City, UT, 37.46%; Payden Global Fixed Income Fund, National Financial Services Corp., as Nominee, New York, NY, 33.19%; Payden High Income Fund, National Financial Services Corp., as Nominee, New York, NY, 29.94%; Payden Global Equity Fund, Charles Schwab & Co., as Nominee, San Francisco, CA, 36.92%; Payden Emerging Markets Bond Fund, Jicarilla Apache Nation, Dulce, NM, 28.39%; Payden/Wilshire Longevity Fund 2010+, J. Payden Living Trust, San Diego, CA, 89.43%; Payden/Wilshire Longevity Fund 2020+, Payden & Rygel 401(k) Plan, Los Angeles, CA, 51.23%; J. Payden Living Trust, San Diego, CA, 29.22%; Payden/Wilshire Longevity Fund 2030+, Payden & Rygel 401(k) Plan, Los Angeles, CA, 28.53%; J. Payden Living Trust, San Diego, CA, 69.37%; Payden/Wilshire Longevity Fund 2040+, J. Payden Living Trust, San Diego, CA, 66.35%, Payden & Rygel 401(k) Plan, Los Angeles, CA, 30.67%; Payden/Kravitz Cash Balance Plan Fund - Adviser Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 86.67%; Payden/Kravitz Cash Balance Plan Fund - Institutional Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 81.05%; Payden Limited Maturity Fund, National Financial Services Corp., as Nominee, New York, NY, 26.74%; and Payden Global Short Bond Fund, National Financial Services Corp., as Nominee, New York, NY, 25.01%.


Item 25.    Indemnification.

        Section 6.4 of Article VI of Registrant's Master Trust Agreement, filed herewith as Exhibit a.1, provides for the indemnification of Registrant's trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").


        Section 7 of Registrant's Investment Management Agreement, filed herewith as Exhibit d.1, provides for the indemnification of Registrant's Adviser, Payden & Rygel, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 7 of Registrant's Investment Management Agreement, filed herewith as Exhibit d.23, provides for the indemnification of Registrant's Adviser, Payden/KDS Investment Advisers LLC, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its misconduct as described therein.
Section 4 of Registrant's Distribution Agreement, filed herewith as Exhibit e.1, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.


        Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser.

            During the two fiscal years ended December 31, 2008, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial businesses, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Name and Principal
Business Address                    Office                                   Other Employment
-------------------                 ------                                   ----------------
Joan A. Payden                      President, CEO and
                                    Director

Robin Creswell                      Managing Principal                       Managing Director
                                    and Director                             Payden & Rygel Global Ltd.

Edward S. Garlock                   Managing Principal
                                    and Director

Asha B. Joshi                       Managing Principal
                                    and Director

Brian W. Matthews                   Managing Principal,
                                    Chief Financial Officer and Director

Gregory T. Morrison                 Managing Principal
                                    and Director

James P. Sarni                      Managing Principal
                                    and Director

Mary Beth Syal                      Managing Principal
                                    and Director

Scott J. Weiner                     Managing Principal
                                    and Director



               Payden/KDS Investment Advisers LLC ("Payden/KDS") is an investment adviser for the Registrant's Payden/Kravitz Cash Balance Plan Fund. The principal address of Payden is 333 South Grand Avenue, Los Angeles, California 90071. Payden/KDS is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Payden is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Payden or one of its members.


            Wilshire Associates Incorporated ("Wilshire") is a sub-adviser for the Registrant's four Payden/Wilshire Longevity Funds. The principal address of Wilshire is 1299 Ocean Avenue, Santa Monica, California 90401. Wilshire is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Wilshire is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Wilshire.

Item 27.    Principal Underwriters.

        (a) In addition to the Registrant, Payden & Rygel Distributors, Inc. acts as principal underwriter, depositor or investment adviser to The Metzler/Payden Investment Group.

        (b) Information is furnished below with respect to the officers and directors of Payden & Rygel Distributors, Inc. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.


                                      Positions and
                                      Offices with                         Positions and
Name and Principal                    Principal                            Offices with
Business Address                      Underwriter                          Registrant
------------------                    -----------------------              -----------------------------
Joan A. Payden                        Chairman, President,                 Trustee, Chairman
                                      Chief Executive Officer              of the Board and
                                      and Director                         Chief Executive Officer

Bradley F. Hersh                      Chief Financial Officer              Vice President and
                                                                           Treasurer

Gregory P. Brown                      Vice President and Director          None

Yot Chattrabhuti                      Vice President                       Vice President

Edward S. Garlock                     Secretary                            Secretary


        (c) Not applicable.

Item 28. Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained either at the offices of the Registrant (333 South Grand Avenue, Los

Angeles, California 90071); its adviser, Payden & Rygel (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Administrator, Treasury Plus, Inc. (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Fund Accountant, The Bank of New York Mellon (135 Santilli Highway, Everett, Massachusetts 02149); its Transfer Agent, UMB Fund Services, Inc. (803 West Michigan Street, Milwaukee, Wisconsin 53233); or its Custodian, The Bank of New York Mellon (One Boston Place, Boston, Massachusetts 02108).

Item 29. Management Services.

        Not Applicable.

Item 30. Undertakings.

        Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 10th day of March, 2009.


                                          THE PAYDEN & RYGEL INVESTMENT GROUP

                                          By   /s/ Joan A. Payden
                                             -----------------------------------
                                                   Joan A. Payden
                                                   Chairman

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Joan A. Payden                     Trustee and Principal
-----------------------------          Executive Officer              March 10, 2009
Joan A. Payden


Gerald S. Levey*                       Trustee                        March 10, 2009
-----------------------------
Gerald S. Levey, M.D.


Rosemarie T. Nassif*                   Trustee                        March 10, 2009
-----------------------------
Rosemarie T. Nassif


Andrew J. Policano*                    Trustee                        March 10, 2009
-----------------------------
Andrew J. Policano


Dennis C. Poulsen*                     Trustee                        March 10, 2009
-----------------------------
Dennis C. Poulsen


Thomas McKernan, Jr.*                  Trustee                        March 10, 2009
-----------------------------
Thomas McKernan, Jr.


Stender E. Sweeney*                    Trustee                        March 10, 2009
-----------------------------
Stender E. Sweeney


W.D. Hilton, Jr.*                      Trustee                        March 10, 2009
-----------------------------
W.D. Hilton, Jr.


/s/ Michael E. Salvay                  Trustee                        March 10, 2009
-----------------------------
Michael E. Salvay


/s/ Mary Beth Syal                     Trustee                        March 10, 2009
-----------------------------
Mary Beth Syal

/s/ Brian W. Matthews                  Principal Financial            March 10, 2009
-----------------------------          and Accounting Officer
Brian W. Matthews


*/s/ Joan A. Payden
-----------------------------
By: Joan A. Payden
    Attorney-In-Fact

                                  EXHIBIT INDEX

                       THE PAYDEN & RYGEL INVESTMENT GROUP

                        FORM N-1A REGISTRATION STATEMENT
                         POST-EFFECTIVE AMENDMENT NO. 60


Exhibit No.     Title Of Exhibit
-----------     -----------------
(d.23)          Investment Management Agreement between Registrant and
                Payden/KDS Investment Advisers LLC, dated as of June 18, 2008.

(h.6) Form of Guaranteed Expense Limitation and Reimbursement Agreement between Registrant and Payden/KDS Investment Advisors LLC.

(h.7) Form of Temporary Expense Limitation and Reimbursement Agreement between Registrant and Payden/KDS Investment Advisors LLC.

(j.1)           Consent of independent registered public accounting firm.

(m.2) Form of The Payden & Rygel Investment Group Rule 12b-1 Distribution Plan, amended March __, 2009.

(n) Form of The Payden & Rygel Investment Group Multiple Class Plan, amended March __, 2009.

(q) Powers of Attorney of W. D. Hilton, Jr., Gerald S. Levey, M.D., Thomas V. McKernan, Rosemarie T. Nassif, Andrew J. Policano, Dennis C. Poulsen, Michael E. Salvay, Stender E. Sweeney and Mary Beth Syal